Exhibit 23.6



                             Consent of Joel Pensley

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                                     CONSENT

     I hereby consent to the use of my name in the prospectus filed as a part of the registration statement of American Bio Medica Corporation on Form SB-2 under the caption "LEGAL MATTERS."



December 24, 1997


                                                      /s/Joel Pensley
                                                      ---------------
                                                      Joel Pensley